UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2024
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ACELYRIN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41696	85-2406735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4149 Liberty Canyon Road	91301
Agoura Hills, California
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 730-0360
N/A
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	SLRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 13, 2024, ACELYRIN, INC. (the "Company") issued a press release announcing, among other things, its financial results for the quarter ended June 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1.
All of the information furnished in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On August 10, 2024, the Board of Directors (the “Board”) of the Company approved a plan to suspend new internal investment in the development of izokibep in hidradenitis suppurativa, psoriatic arthritis and axial spondyloarthritis, pursuant to which plan the Company will focus its efforts primarily on its lonigutamab clinical program in thyroid eye disease and will implement an associated workforce reduction (the “Restructuring Plan”). As part of the Restructuring Plan, the Company’s workforce will be reduced by approximately 40 people, or approximately 1/3 of the Company’s existing headcount.

The Company expects to incur charges related to the Restructuring Plan. In this regard, the Company estimates that it will incur approximately $4.5 million in cash-based expenses related to employee severance payments and benefits related to the workforce reduction. The Company expects that the majority of the restructuring charges related to the workforce reduction will be incurred in the third quarter of 2024 and that the implementation of the workforce reduction, including cash payments, will be substantially complete by the end of the fourth quarter of 2024.

Investors should note that the Company has not yet completed its analysis of expected additional charges associated with implementation of the Restructuring Plan, and therefore is not able to make a good faith determination of an estimate of the amount, or range of amounts, of additional charges such as contract termination costs that the Company expects to incur in connection with the Restructuring Plan. The Company will provide additional disclosure through an amendment to this Current Report on Form 8-K once it makes a determination of an estimate, or range of estimates, of such charges. The estimates of the charges and cash expenditures that the Company expects to incur in connection with the Restructuring Plan, and the timing thereof, are subject to a number of assumptions and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Restructuring Plan.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 9, 2024, the Company and Melanie Gloria mutually agreed that Ms. Gloria will step down from her position as Chief Operating Officer of the Company, effective October 31, 2024. In connection therewith, the Company has entered into a Separation Agreement and Mutual Release with Ms. Gloria (the “Separation Agreement”), pursuant to which the Company agreed to provide Ms. Gloria with certain severance benefits, including the following: a lump sum payment equal to 12 months of her current base salary, an additional lump sum payment equal to a pro-rated portion of her 2024 target bonus, the payment by the Company of COBRA health insurance premiums for up to 12 months, generally 12 months of stock option award and restricted stock unit award vesting acceleration (subject to certain specified exceptions), and an extension of the post-termination exercise period of her outstanding stock option awards through April 30, 2025. The foregoing description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement which is filed as Exhibit 10.1 hereto and is incorporated by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Mutual Release between the Company and Melanie Gloria
99.1	Press Release, dated August 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to the costs, timing and financial impact of the Restructuring Plan; the Company focusing its resources primarily on its lonigutamab program in thyroid eye disease; and other statements that are not historical fact. These forward-looking statements are based on the Company’s current plans, objectives and projections, and are inherently subject to risks and uncertainties that may cause the Company’s actual results to materially differ from those anticipated in such forward-looking statements. Such risks and uncertainties include, without limitation, those associated with: impediments to the Company’s ability to implement the Restructuring Plan as currently contemplated; the actual charges and cash expenditures associated with the Restructuring Plan being higher than anticipated or changes to the assumptions on which the estimated charges and cash expenditures associated with the Restructuring Plan are based; the Company’s ability to achieve projected cost savings in connection with the Restructuring Plan; the Company’s failure to realize the expected benefits of the Restructuring Plan and/or the Company experiencing unintended consequences from the Restructuring Plan that may impact the Company’s business; the successful completion of development and regulatory activities with respect to lonigutamab in thyroid eye disease; maintaining and defending intellectual property protection; and other risks and uncertainties affecting the Company including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s current and future reports filed with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed today. Forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update such information except as required under applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACELYRIN, INC.

Dated: August 13, 2024	By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
Chief Financial Officer and Chief Business Officer